EXHIBIT 99(b)


             Certification of Principal Financial Officer
                      Pursuant to 18 U.S.C. 1350
            (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Tom B. Dake, Chief Financial Officer (principal financial officer) of Miltope Group, Inc.(the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2002 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) [15(d)] of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


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Name: /s/ Tom B. Dake
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Date: March 18, 2003